Significant Accounting Policies-Addittional Information (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Significant Accounting Policies_Vessels, Net [Abstract]
Estimated scrap rate	$0.300 per lightweight ton	Approximately $0.250 per light weight ton
Estimated useful life	30 years
Decrease in depreciation expense	$ 2,692
Increase in net income	$ 2,692
Increase in per common share, basic and diluted	$ 0.04